UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21834

YORK ENHANCED STRATEGIES FUND, LLC
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 17TH Floor New York, New York		10153
(Address of principal executive offices)		(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, Delaware 19801
(Name and address of agent for service)

Copies to: David M. Mahle Jones Day 222 East 41ST Street New York, New York 10017

Registrant’s telephone number, including area code:		(212) 300-1300

Date of fiscal year end:	December 31, 2011

Date of reporting period:	March 31, 2011

ITEM 1.  SCHEDULE OF INVESTMENTS.

YORK ENHANCED STRATEGIES FUND, LLC

Schedule of Investments

March 31, 2011 (Unaudited)

				Percentage of
	Par Value	Description	Value	Net Assets

		CORPORATE BONDS

		COMMUNICATIONS
$15,685,135		Intelsat Corp., 11.50%, due 2/4/17(PIK)	$17,214,436
		Nortel Networks Ltd., *+
	6,000,000	10.125%, due 7/15/13	5,415,000
	1,000,000	10.75%, due 7/15/16	902,500
		TOTAL COMMUNICATIONS	23,531,936	8.3%

		CONSUMER CYCLICAL
	2,500,000	Accuride Corp., 9.50%, due 8/1/18 #	2,800,000
	1,000,000	Adelphia Communications Corp., 0.00%, expired maturity Escrow*+#	—
	4,789,000	Cengage Learning Acquisitions, Inc., 10.50%, due 1/15/15 ##	4,872,807
	3,300,000	Lear Corp., 5.75%, due 8/1/14 Escrow #*+	77,550
		TOTAL CONSUMER CYCLICAL	7,750,357	2.7

		ENERGY
	2,500,000	Enron Corp., 6.31%, expired maturity *#	1,000	—	^

		FINANCIALS
	10,000	Lehman Brothers Holdings, Inc., 6.875%, due 5/2/18 *+	2,625
	2,600,000	Nationstar Mortgage/Nationstar Capital Corp., 10.875%, due 4/1/15 ##	2,645,500
		Realogy Corp.,
	1,791,000	11.50%, due 4/15/17 ##	1,844,730
	567,000	13.375%, due 4/15/18 ##	657,720
EUR	1,000,000	Shinsei Bank Ltd., 7.375%, due 9/14/20 **	1,355,916
		Washington Mutual Bank, *+
$2,500,000		0.00%, expired maturity	912,500
	5,469,000	0.00%, expired maturity	1,996,185
	2,360,000	0.00%, expired maturity	861,400
	2,500,000	0.00%, expired maturity Escrow #	—
	5,469,000	0.00%, expired maturity Escrow #	—
	2,360,000	0.00%, expired maturity Escrow #	—
		TOTAL FINANCIALS	10,276,576	3.6

		HEALTH CARE
		HCA, Inc.,
	6,240,000	6.95%, due 5/1/12	6,474,000
	3,000,000	8.50%, due 4/15/19 ##	3,330,000
		TOTAL HEALTH CARE	9,804,000	3.5

		INDUSTRIAL
		Lyondell Chemical Worldwide, Inc.,
	2,558,000	8.10%, due 3/15/27 ##	2,839,380
	5,661,113	11.00%, due 5/1/18	6,361,676
		TOTAL INDUSTRIAL	9,201,056	3.2

		TELECOMMUNICATION SERVICES
EUR	2,888,664	Hellas Telecommunications Luxembourg III, 8.50%, due 10/15/13 #*+	30,680	—	^

		TOTAL CORPORATE BONDS (COST — $58,474,517)	60,595,605	21.3

				Percentage of
	Par Value	Description	Value	Net Assets
		BANK DEBT AND TRADE CLAIMS

		COMMUNICATIONS
		ProSieben Holding Co., *
EUR	5,000,000	2nd Lien Term Loan, USDLIBOR plus 3.50%, due 11/9/15	$6,230,840
	5,089,931	Term Loan, USDLIBOR plus 3.50%, due 11/9/15	6,270,830
		TOTAL COMMUNICATIONS	12,501,670	4.4%

		CONSUMER CYCLICAL
	$2,501,689	Baby Phat, 1st Lien Term Loan A, USDLIBOR plus 5.75%, due 7/18/1 1 #+	150,101
	14,204,645	Fox & Hound Restaurant Group, 2nd Lien Term Loan B, USDLIBOR plus 13.50%, due 5/12 /11 #	7,102,322
	5,925,000	Harrah’s Operating Co., Term Loan B4, USDLIBOR plus 7.50%, due 10/31/16	6,221,250
		Lear Corp., * +
	1,000,000	Revolver Tranche A, USDLIBOR plus 1.00%, due 3/23/10 Escrow #	7,100
	1,000,000	Revolver Tranche B, USDLIBOR plus 1.00%, due 3/23/10 Escrow #	7,100
	1,700,000	Term Loan, USDLIBOR plus 1.75%, due 4/25/12 Escrow #	12,070
	5,554,557	Michael’s Stores, Inc., Term Loan B-2, USDLIBOR plus 4.50%, due 7/31/16	5,568,442
	3,000,000	Wm. Bolthouse Farms, Inc., 2nd Term Loan, USDLIBOR plus 7.50%, due 8/11/16	3,022,500
		TOTAL CONSUMER CYCLICAL	22,090,885	7.8

		ENERGY
		Enron Corp., *+
	1,616,742	Trade Claim 99092 #	1,455
	383,258	Trade Claim 99093 #	345
	25,000,000	Trade Claim 99191 #	25,000
		TOTAL ENERGY	26,800	—	^

		FINANCIALS
	8,926,796	Blackstone UTP Capital, Term Loan, 7.75%, due 11/6/14	9,038,381
	1,639,000	Realogy Corp., 2nd Lien Term Loan B, 13.50%, due 9/24/14	1,761,925
		TOTAL FINANCIALS	10,800,306	3.8

		INDUSTRIAL
	11,970,000	Tronox, Inc., Term Loan, USDLIBOR plus 5.00%, due 10/15/15	12,149,550	4.3

		TOTAL BANK DEBT AND TRADE CLAIMS (COST — $63,137,106)	57,569,211	20.3

	Number of Shares
		COMMON STOCKS AND WARRANTS

		CONSUMER CYCLICAL
	$1,001,485	Adelphia Recovery Trust Series ACC-1 INT #*	15,533
	142,022	General Motors Co. *	4,406,943
		TOTAL CONSUMER CYCLICAL	4,422,476	1.5

		FINANCIALS
	424,166	United Insurance Holdings Corp.	1,293,706
	60,494	United Insurance Holdings Corp. (Warrants) (1st exercise date 10/4/08; Strike at $6.00) *	24,198
		TOTAL FINANCIALS	1,317,904	0.5

		HEALTH CARE
	139,271	Genzyme Corp. *	10,606,183
	52,725	HCA Holdings, Inc. *	1,785,796
		TOTAL HEALTH CARE	12,391,979	4.4

		MATERIALS
	500,187	Chemtura Corp. *	8,603,216
	129,102	Tronox, Inc. *	18,009,728
		TOTAL MATERIALS	26,612,944	9.3

		TECHNOLOGY
	13	Shared Technologies, Inc., Escrow, due 11/9/15 *#	—	—	^

		TOTAL COMMON STOCKS AND WARRANTS (COST - $31,565,312)	44,745,303	15.7

			Percentage of
Par Value	Description	Value	Net Assets
	PREFERRED STOCK

	FINANCIALS
$3,898	GMAC, Inc., 7.00%, 12/31/11 ##	3,586,160	1.3%

	TOTAL PREFERRED STOCK (COST - $2,953,285)	3,586,160	1.3

	PRIVATE INVESTMENT

	FINANCIALS
42,336	Arias Holdings, LLC, Class A Shares (acquired on 5/4/07)(restricted) *#	936,049	0.3

	TOTAL PRIVATE INVESTMENT (COST — $7,221,663)	936,049	0.3

	TOTAL INVESTMENTS	167,432,328	58.9
	OTHER ASSETS IN EXCESS OF OTHER LIABILITIES	117,048,131	41.1
	NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$284,480,459	100.0%

Notes to Schedule of Investments:

*	Non-income producing security.
**	Reflects rate at March 31, 2011 on variable rate instruments.
#

Securities are valued at fair value per policies adopted by the Board of Directors.  At March 31, 2011, $11,166,305 of securities were fair valued per these policies representing 3.9% of net assets applicable to common shareholders.

##	Security is issued under Rule 144A and may be subject to certain restrictions as to resale. Unless otherwise noted, the security is deemed liquid.
+	Issuer in default. At March 31, 2011, securities with a value of $10,401,611 were in default, representing 3.7% of net assets applicable to common shareholders.
^	Less than 0.1%.

PIK -	Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
USDLIBOR - London Interbank Offered Rate (Denominated in United States Dollars)

Currency Type Abbreviation:
EUR - Euro

As of March 31, 2011, the gross unrealized appreciation/(depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,397,433
Aggregate gross unrealized depreciation	(24,144,208)
Net unrealized depreciation	(746,775)

Federal income tax cost of investments	$168,179,103

FORWARD FOREIGN CURRENCY CONTRACTS

York Enhanced Strategies Fund, LLC had the following open forward foreign currency contracts as of March 31, 2011:

	Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Depreciation(1)
Euro	5,204,112	USD	7,249,242	6/15/2011	$(124,518)
Hong Kong Dollar	1,665,407	USD	213,948	6/15/2011	(309)
					$(124,827)

(1)   The amount represents fair value of derivative instruments subject to foreign exchange contracts risk exposure as of March 31, 2011.

Investments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments which would generally be included in Level I include listed equities and other listed securities. As required by ASC 820, the Company does not adjust the quoted price for these investments.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Investments which are generally included in this category include less readily marketable and restricted equity securities, forward currency contracts, corporate bonds, bank loans and trade claims.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

Level III investments are fair valued with a variety of inputs such as broker and counterparty quotes, pricing services, independent third-party valuation firms and valuation models. The valuation models are built with different approaches (yield analysis, enterprise value, etc) depending on the particular company and industry. The types of investments which would generally be included in this category include equity and/or debt securities issued by private entities, certain corporate bonds, bank loans and trade claims.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Company’s investments in accordance with the above ASC 820 fair value hierarchy levels as of March 31, 2011:

The following is a summary of the inputs used as of March 31, 2011 in valuing the Company’s investments and financial instruments carried at fair value:

	Level I	Level II	Level III	Total
Investments in Securities - Assets
Corporate Bonds	$—	$57,686,375	$2,909,230	$60,595,605
Bank Debt and Trade Claims	—	50,263,718	7,305,493	57,569,211
Common Stocks and Warrants	44,705,572	24,198	15,533	44,745,303
Preferred Stock	—	3,586,160	—	3,586,160
Private Investment	—	—	936,049	936,049
	$44,705,572	$111,560,451	$11,166,305	$167,432,328
Other Financial Instruments* - Liabilities
Foreign Forward Currency Contracts	$—	$(124,518)	$—	$(124,518)
Total	$44,705,572	$111,435,933	$11,166,305	$167,307,810

During the period ended March 31, 2011, there were no transfers between Level I and Level II investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level III) were used in determining fair value:

	Corporate	Asset Backed	Bank Debt	Common Stocks
	Bonds	Bonds	and Trade Claims	and Warrants	Private Investment
Balance as of 12/31/10	$16,756,277	$1,579,434	$28,807,684	$15,533	$660,865
Realized gain (loss), net	(1,994,364)	465,284	—	—	—
Change in unrealized appreciation (depreciation), net**	(8,507,351)	(169,226)	(462,775)	—	275,184
Accretion (amortization) of discounts/premiums, net	(53,380)	—	(179,403)	—	—
Purchases	3,992,932	1,380,839	71,978	—	—
Sales	(7,284,884)	(3,256,331)	(18,210)	—	—
Transfers into Level III	—	—	—	—	—
Transfers out of Level III	—	—	(20,913,781)	—	—
Balance as of 03/31/11	$2,909,230	$—	$7,305,493	$15,533	$936,049

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument.

** Of which, $264,324 is included in Net Assets relating to securities held at the reporting period end. It is the Company’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

YORK ENHANCED STRATEGIES FUND, LLC

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2011 (UNAUDITED)

NET ASSET VALUE CALCULATION - The net asset value per common share of the Company will be calculated as of the last business day of each calendar quarter, in connection with each issuance of Common Shares by the Company, as of each distribution declaration date (after giving effect to the relevant distribution), and on such other dates as determined by the Investment Manager or the Board of Directors.

SECURITY VALUATION - Investments in securities traded on a nationally recognized securities exchange or over-the-counter market will generally be valued at the closing price on such exchange or market. Securities not traded on a nationally recognized securities exchange or over-the-counter market are recorded at their fair value as determined in good faith by the Investment Manager, in consultation with the valuation committee pursuant to procedures approved by the Board of Directors. Such procedures consider prices obtained from one or more brokerage firms or financial institutions making markets in these instruments.  The market for such investments may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors.  Also, there may be only a single or limited number of market makers for certain of the Company’s investments. Accordingly, the market for such investments may be thinly traded and prices quoted more volatile than would be the case with more established markets. Because of the inherent uncertainty of valuation, estimated fair values do not necessarily represent amounts that might be ultimately realized, because such amounts depend on future circumstances, and the differences could be material.

LIQUIDATION OF COMPANY - On May 24, 2011 the Company conducted a special meeting of its shareholders at which the shareholders approved the liquidation and dissolution of the Company.  Management expects to initiate steps to commence the liquidation and dissolution of the Company in accordance with the Plan of Liquidation and Dissolution approved by the Company’s shareholders.

ITEM 2.  CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-Q was recorded, processed, summarized and reported in a timely manner.

(b) None.

ITEM 3.  EXHIBITS.

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

York Enhanced Strategies Fund, LLC

By:	/s/ Jeffrey A. Weber
Name: Jeffrey A. Weber
Title: President

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James G. Dinan
Name: James G. Dinan
Title: Chief Executive Officer (principal executive officer)

Date: May 27, 2011

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Financial Officer and Secretary (principal financial officer)

Date: May 27, 2011